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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                     ------------------------------------


                                   FORM 8-K

                                CURRENT REPORT
                     filed pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934
        Date of report (Date of earliest event reported): March 22, 1994


                            FIRST BANK SYSTEM, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)


  Delaware                            0-6880                      41-0255900
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(State or other jurisdiction     (Commission               (I.R.S. Employer
     of Incorporation)            File Number)            Identification No.)



 First Bank Place, 601 Second Avenue South, Minneapolis, Minnesota  55402-4302
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            (Address of principal executive offices)    (Zip Code)


  Registrant's telephone number, including area code          (612) 973-1111
                                                      ------------------------

                                      N/A
     --------------------------------------------------------------------
        (Former name or former address, if changed since last report.)



                              Page 1 of 5 Pages
                            Exhibit Index on Page 5

                                       1
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Item 5.  Other Events.
         ------------

     First Bank System, Inc. (the "Company") has entered into Distribution Agreements with each of J.P. Morgan Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., Lehman Brothers, Merrill Lynch & Co., Morgan Stanley & Co. Incorporated and Piper Jaffray Inc. for the public offering of up to $450,000,000 aggregate principal amount of its Medium-Term Notes, Series F (Senior) (the "Series F Notes") to be issued pursuant to the Indenture dated as of October 1, 1991 (the "Senior Note Indenture") between the Company and Citibank, N.A., as Senior Note Trustee, and the Officers' Certificate and Company Order dated March 22, 1994, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture and/or its Medium-Term Notes, Series G (the "Series G Notes" and, together with the Series F Notes, the "Notes") to be issued pursuant to the Indenture dates as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the "Subordinated Note Indenture") between the Company and Citibank, N.A., as Subordinated Note Trustee, and the Officers' Certificate and Company Order dated March 22, 1994, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture. The Notes have be registered under the Securities Act of 1933, as amended, by registration statement on Form S-3, File No. 33-51407.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

        (c)     Exhibits.

        1.1 Form of Distribution Agreement between the Company and each of J.P. Morgan Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., Lehman Brothers, Merrill Lynch & Co., Morgan Stanley & Co. Incorporated and Piper Jaffray Inc., as Agents (incorporated herein by reference to Exhibit 1.2 to the Company's Registration Statement on Form S-3 (File No. 33-51407)).

        4.3 Officers' Certificate and Company Order dated March 22, 1994, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture (excluding exhibits thereto).

        4.4 Officers' Certificate and Company Order dated March 22, 1994, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture (excluding exhibits thereto).

                                       2
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        4.5     Specimens of Notes:
                (a)  Series F Fixed Rate Note;
                (b)  Series F Floating Rate Note;
                (c)  Series F Original Issue Discount Zero Coupon Note;
                (d)  Series F Original Issue Discount Fixed Rate Note
                (e)  Series G Fixed Rate Note;
                (f)  Series G Floating Rate Note;
                (g)  Series G Original Issue Discount Zero Coupon Note; and
                (h)  Series G Original Issue Discount Fixed Rate Note.

                                       3
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 22, 1994


                                      FIRST BANK SYSTEM, INC.


                                      By /s/ Susan E. Lester
                                      __________________________
                                      Susan E. Lester
                                      Executive Vice President & Controller

                                       4
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                               INDEX TO EXHIBITS
                               -----------------

(c)  Exhibits                                                Page No.
     --------                                                --------

     4.3  Officers' Certificate and Company
          Order dated March 22, 1994 pursuant
          to Sections 201, 301 and 303 of the
          Senior Note Indenture (excluding exhibits).......

     4.4  Officers' Certificate and Company Order
          dated March 22, 1994 pursuant to Sections
          201, 301 and 303 of the Subordinated Note
          Indenture (excluding exhibits)...................

     4.5  Specimens of Notes:

          (a)     Series F Fixed Rate Note.................
          (b)     Series F Floating Rate Note..............
          (c)     Series F Original Issue Discount
                  Zero Coupon Note.........................
          (d)     Series F Original Issue Discount
                  Fixed Rate Note..........................
          (e)     Series G Fixed Rate Note.................
          (f)     Series G Floating Rate Note..............
          (g)     Series G Original Issue Discount
                  Zero Coupon Note.........................
          (h)     Series G Original Issue Discount
                  Fixed Rate Note..........................

                                       5